UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE CREDIT PROPERTY TRUST V, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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COLE CREDIT PROPERTY TRUST V, INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

April 14, 2015

Dear Stockholder:

You are cordially invited to attend our 2015 Annual Meeting of Stockholders to be held on Wednesday, June 3, 2015, at 10:30 a.m. local time at our offices located at 2325 E. Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2015 Annual Meeting of Stockholders and Proxy Statement, and include the election of three directors.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust V, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Michael T. Ezzell Chairman of the Board of Directors, Chief Executive Officer and President

COLE CREDIT PROPERTY TRUST V, INC.

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2015

To Cole Credit Property Trust V, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Cole Credit Property Trust V, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Wednesday, June 3, 2015, at 10:30 a.m. local time at our offices located at 2325 E. Camelback Road, Suite 1100, Phoenix, Arizona 85016. The purposes of the meeting are to consider and vote upon:

1.	The election of three directors to hold office until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 30, 2015 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2015 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting for any or all of the above purposes of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2015.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.2voteproxy.com/colecapital.

You may obtain directions to attend the 2015 Annual Meeting of Stockholders of the Company by calling 1-866-907-2653.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER (A) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR (B) AUTHORIZE YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

Phoenix, Arizona April 14, 2015	Joshua E. Levit Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE CREDIT PROPERTY TRUST V, INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2015 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2015 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2014 annual report to stockholders are being mailed to you on or about April 20, 2015.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is either Simon J. Misselbrook or Joshua E. Levit. One or both of them will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR ALL of the director nominees. With respect to any other proposals to be properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Wednesday, June 3, 2015, at 10:30 a.m. local time at our offices located at 2325 E. Camelback Road, Suite 1100, Phoenix, AZ 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of March 30, 2015, there were 7,383,036 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 30, 2015 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares entitled to vote. There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on (i) the election of nominees to serve on our board of directors; and (ii) any other proposal properly presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends a vote “FOR ALL” nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 30, 2015, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may authorize their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may authorize a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may vote in person, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may also attend the annual meeting without revoking any previously authorized proxy. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted (i) FOR ALL nominees for director; and (ii) with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	What vote is required to approve each proposal that comes before the annual meeting?

A:	To elect a director nominee, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the election of the nominee. Abstentions and broker non-votes will count as votes against the proposal to elect the director nominees.

Q:	Will my vote make a difference?

A:	Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying Joshua E. Levit, our secretary, in writing at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016;

(2)	attending the meeting and voting in person; or

(3)	returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to Simon J. Misselbrook, our chief financial officer and treasurer, and Joshua E. Levit, our secretary, or either of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers, and employees of our sponsor, Cole Capital®, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of Cole Capital for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $4,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-866-907-2653 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Boston Financial Data Services, Inc.

P.O. Box 859232

Braintree, Massachusetts 02185-9919

Call toll free: 1-888-409-4185

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Michael T. Ezzell

•	Marcus E. Bromley

•	Robert A. Gary, IV

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares entitled to vote who are present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and have the effect of a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD ALL” will have the effect of a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not employed and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.

In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Nominees

Our board of directors has nominated each of the following individuals for election as a director to serve until our 2016 Annual Meeting of Stockholders and until their successors are elected and qualify. Each nominee currently is a director of the Company, and Messrs. Bromley and Gary are independent directors.

Name	Age	Positions
Michael T. Ezzell	40	Chairman of the Board of Directors, Chief Executive Officer and President
Marcus E. Bromley	65	Director (Independent)
Robert A. Gary, IV	61	Director (Independent)

Michael T. Ezzell has served as our chairman of the board of directors, chief executive officer and president since December 2014 and as chief executive officer and president of Cole REIT Advisors V, LLC (“CCPT V Advisors”), our advisor, since December 2014, and previously served as executive vice president of our advisor from March 2014 until December 2014. In addition, Mr. Ezzell serves or served in the following positions for certain other programs sponsored by Cole Capital and certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”), Cole Real Estate Income Strategy (Daily NAV), Inc. (“Cole Income NAV Strategy”)	Chairman of the board of directors, chief executive officer and president	December 2014 – Present
Cole Capital Corporation	President and treasurer	December 2014 – Present
	Executive vice president	March 2014 – December 2014

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (“Cole Income INAV Strategy Advisors”), Cole Corporate Income Advisors II, LLC (“CCIT II Advisors”), Cole Capital Partners, LLC (“Cole Capital Partners”), Cole Capital Advisors, Inc. (“Cole Capital Advisors”)

	Chief executive officer and president	December 2014 – Present
	Executive vice president	March 2014 – December 2014

Cole REIT Advisors, LLC (“CCPT I Advisors”), Cole REIT Advisors III, LLC (“CCPT III Advisors”), Cole Corporate Income Advisors, LLC (“Cole Corporate Income Advisors”), Cole REIT Advisors IV, LLC (“CCPT IV Advisors”)

	Executive vice president	March 2014 – Present

Mr. Ezzell has served as chief executive officer and president of Cole Capital since December 2014. He previously served as executive vice president, private capital markets at Cole Capital from March 2014 until December 2014. In his current role, Mr. Ezzell provides strategic direction and oversees all aspects of the management of Cole Capital, including product development, external and internal sales, marketing, broker/dealer relations, due diligence and securities operations. Mr. Ezzell served as senior vice president, product and business development at Cole Capital from January 2010 until March 2014. Prior to joining Cole Capital and its affiliates in January 2010, Mr. Ezzell was employed by AIG Advisor Group from November 2004 until January 2010, most recently as director of investment research. Mr. Ezzell was actively involved in the due diligence and research of all packaged investment products and programs for AIG Advisor Group’s four independent broker-dealers with a network of approximately 6,000 independent financial advisors. Mr. Ezzell also served with J.P. Carey Asset Management from 1998 until 2004, most recently as vice president. Mr. Ezzell received a B.A. degree with a double major in Economics and Political Science from Stetson University. He holds FINRA Series 7, 24 and 63 licenses.

Mr. Ezzell was selected to serve as a director because of his extensive capital markets experience and investment expertise, in addition to his leadership role at Cole Capital, all of which are expected to bring valuable insight to the board of directors.

Marcus E. Bromley has served as an independent director and as a member of our audit committee since March 2015. Mr. Bromley served as a member of the board of directors of Cole Corporate Income Trust, Inc. (“CCIT”) and as a member of its audit committee from January 2011 until January 2015 when that company merged with Select Income REIT. From May 2005 until its merger with Spirit Realty Capital, Inc. in July 2013, Mr. Bromley served as a member of the board of directors of Cole Credit Property Trust II, Inc. (“CCPT II”) and also served as the chairman of that company’s audit committee. He also served as a member of the board of directors of Cole Credit Property Trust III, Inc. (subsequently Cole Real Estate Investments, Inc.) (“CCPT III”) from October 2008 until May 2012 and as a member of its audit committee from December 2008 until May 2012. From 1993 through 2005, Mr. Bromley served as a member of the board of trustees of Gables Residential Trust, a $3 billion multi-family residential REIT with operations in Texas, Georgia, South Florida, Washington, D.C. and Southern California. From December 1993 until June 2000, Mr. Bromley also served as the chief executive officer of Gables Residential Trust. Prior to joining Gables Residential Trust, Mr. Bromley was a division partner of Trammell Crow Residential from 1982 until 1993. Mr. Bromley also serves on the board of directors of SG Partners, a multifamily residential company headquartered in Atlanta, Georgia, and on the advisory board of Nancy Creek Capital, an Atlanta-based private equity firm. Mr. Bromley holds a B.S. in Economics from Washington & Lee University and an M.B.A. from the University of North Carolina. The Board selected Mr. Bromley to serve as a director of the Company because of Mr. Bromley’s experience as the chief executive officer of a public real estate company, his general knowledge of the real estate industry and his financing experience, all of which are expected to bring valuable insight to the board of directors and potential resources to the Company.

Robert A. Gary, IV has served as an independent director of our company and as a member of the audit committee of our board of directors since April 2015. Mr. Gary is a founding Partner of Keiter, PC, Certified Public Accountants and Consultants, which he co-founded in 1978. Mr. Gary has more than 37 years of experience in public accounting, providing accounting, tax, and consulting services to business organizations and individuals. His accounting practice focuses on general business consulting, real estate construction, development and management, employee benefits, executive compensation, estate planning and administration. Mr. Gary provides insights and opportunities to clients in a variety of industries, including real estate, estates, trusts and foundations, private venture capital investors, manufacturing, distribution, and professional services. He previously served as an independent director of Landmark Apartment Trust, Inc. (formerly Grubb & Ellis Apartment REIT Inc.) from December 2005 until May 2014, and of Cornerstone Realty Income Trust from 2003 until its 2005 merger with Colonial Property. While serving on the boards of both Landmark and Cornerstone, Mr. Gary also served as the chairperson and financial expert for each company’s audit committee. He received a B.S. in Accounting from Wake Forest University and an M.B.A. from the University of Virginia’s Darden School. Mr. Gary is a Certified Public Accountant, a Certified Information Technology Professional, a Chartered Global Management Accountant, and a member of the American Institute of Certified Public Accountants and the Virginia Society of Certified Public Accountants. Our board of directors selected Mr. Gary to serve as a director of our company because of Mr. Gary’s experience as a founding partner of a certified public accounting firm, his general knowledge of the real estate industry and his financing and accounting experience, all of which are expected to bring valuable insight to the board of directors and potential resources to our company.

Board Meetings and Annual Stockholder Meeting

The board of directors held eleven meetings during the fiscal year ended December 31, 2014. Each director during the fiscal year ended December 31, 2014 attended all of his or her board and committee meetings in 2014. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel and counsel to the independent directors to ensure that the board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Bromley and Gary who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, is attached at Appendix A. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.

Board Committees

Audit Committee

The board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is currently composed of Messrs. Bromley and Gary, both of whom are independent directors. The audit committee reports regularly to the full board. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at https://www.colecapital.com/ccpt_v_corporate_governance by clicking on “CCPT V Audit Committee Charter.”

Although our shares are not listed for trading on any national securities exchange, all members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Gary satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Gary as our audit committee financial expert.

In 2014, the audit committee was composed of Elizabeth K. Tuppeny and Abby M. Wenzel, both of whom were independent directors who resigned as directors and members of the audit committee in March 2015. The audit committee met three times during 2014.

Compensation Committee

Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.

Nominating Board of Directors – Functions

We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Credit Property Trust V, Inc. Audit Committee, c/o Corporate Secretary, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Board Leadership Structure; Independent Lead Director

Michael T. Ezzell serves as both our chairman of the board of directors and chief executive officer. The board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent directors have determined that the most effective board of directors leadership structure for the Company at the present time is for the chief executive officer to also serve as chairman of the board of directors. The independent directors believe that because the chief executive officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the chief executive officer is the director best qualified to act as chairman of the board of directors. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles of chairman of the board of directors and chief executive officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•	A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•	Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.

In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Ethics for Principal Executive Officer and Senior Financial Officers (the “Code of Business Conduct and Ethics”) that is applicable to our principal executive officer, principal financial officer and principal accounting officer. The policy may be located on our website at https://www.colecapital.com/ccpt_v_corporate_governance by clicking on “CCPT V Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company, our advisor or their affiliates (Mr. Ezzell) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $50,000;

•	$2,000 for each board meeting attended in person;

•	an additional annual retainer of $7,500 to the chairman of the audit committee;

•	$2,000 for each committee meeting attended in person (the audit committee chairperson receives an additional $500 per audit committee meeting for serving in that capacity);

•	$250 per board or committee meeting attended by telephone conference; and

•	in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairperson of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. Independent directors are not reimbursed by the Company, our sponsor, our advisor or any of their affiliates for spouses’ expenses to attend events to which spouses are invited.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)($)	Total ($)
Michael T. Ezzell	—	—	—	—	—	—	—
Marcus E. Bromley (2)	—	—	—	—	—	—	—
Robert A. Gary, IV (2)	—	—	—	—	—	—	—
Elizabeth K. Tuppeny (3)	$51,833	—	—	—	—	—	$51,833
Abby M. Wenzel (3)	$58,708	—	—	—	—	—	$58,708
Christopher H. Cole (4)	—	—	—	—	—	—	—
Nicholas S. Schorsch (5)	—	—	—	—	—	—	—

(1)	Amount represents reimbursement of travel and meal expenses incurred by directors to attend various director meetings.
(2)	Mr. Bromley was elected as a member of the board of directors effective as of March 12, 2015. Mr. Gary was elected as a member of the board of directors effective as of April 1, 2015.
(3)	Ms. Tuppeny and Ms. Wenzel resigned as members of our board of directors in March 2015.
(4)	Mr. Cole resigned as a member of our board of directors in February 2014.
(5)	Mr. Schorsch resigned as a member of our board of directors in December 2014.

Compensation Committee Interlocks and Insider Participation

The Company does not have a standing compensation committee and we do not separately compensate our executive officers. Therefore, none of our executive officers participated in any deliberations regarding executive compensation.

Our current and former executive officers also serve or served as executive officers (and in the case of our current and former chief executive officers, as directors) of other externally managed companies sponsored by Cole Capital during the fiscal year ended December 31, 2014. Like us, such companies do not have a standing compensation committee and they do not separately compensate their executive officers. During the fiscal year ended December 31, 2014, our former chief executive officer, Christopher H. Cole, served as the chief executive officer and a director of Cole Real Estate Investments, Inc., however he did not serve on that company’s compensation committee; and our former chief executive officer, Nicholas S. Schorsch, the successor to Mr. Cole, served as the chief executive officer and a director of American Realty Capital Properties, Inc., however he did not serve on that company’s compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. As of December 31, 2014, none of the Company’s securities were registered under the Exchange Act, and therefore, none of the Company’s directors, officers or greater than 10% beneficial owners were subject to these filing requirements for the year ended December 31, 2014.

Executive Officers

In addition to Michael T. Ezzell, the following individual currently serves as an executive officer of the Company:

Simon J. Misselbrook, age 37, has served as our chief financial officer and treasurer and as chief financial officer and treasurer of CCPT V Advisors since September 2014. Mr. Misselbrook also serves or served in the following positions for certain other programs sponsored by Cole Capital and certain affiliates of Cole Capital:

Entity	Position(s)	Dates
Cole Credit Property Trust, Inc.	Senior vice president of accounting and principal accounting officer	March 2012 – May 2014
	Vice president of accounting and principal accounting officer	November 2010 – March 2012
CCPT II	Vice president of accounting and principal accounting officer	November 2010 – March 2012
CCPT III	Senior vice president of accounting and principal accounting officer	March 2012 – February 2014
	Vice president of accounting and principal accounting officer	November 2010 – March 2012
Cole Credit Property Trust IV, Inc. (“CCPT IV”)	Chief financial officer and treasurer	September 2014 – Present
	Senior vice president of accounting and principal accounting officer	March 2012 – March 2014
	Vice president of accounting and principal accounting officer	May 2011 – March 2012
Cole Income NAV Strategy	Chief financial officer, treasurer and principal accounting officer	September 2014 – Present
	Senior vice president of accounting and principal accounting officer	March 2012 – September 2014
	Vice president of accounting and principal accounting officer	November 2011 – March 2012
CCIT II	Chief financial officer and treasurer	November 2014 – Present
CCIT	Chief financial officer and treasurer	November 2014 – January 2015

Entity	Position(s)	Dates
CCIT II Advisors	Chief financial officer and treasurer	November 2014 – Present
CCPT IV Advisors, Cole Income NAV Strategy Advisors	Chief financial officer and treasurer	September 2014 – Present
Cole Corporate Income Advisors	Chief financial officer and treasurer	October 2014 – January 2015
Cole Capital Partners, Cole Capital Advisors	Chief financial officer and treasurer	December 2014 – Present

Mr. Misselbrook also serves as chief financial officer and treasurer – managed REITs, Cole Capital, at American Realty Capital Properties, Inc. (“ARCP”). Mr. Misselbrook has worked in the real estate industry for more than 13 years, nine of which were specific to the REIT industry. Prior to joining Cole Capital and its affiliates in April 2007, he held the position of audit manager at Deloitte & Touche LLP (“Deloitte & Touche”) in Los Angeles in the real estate group serving multiple clients including the world’s largest commercial real estate services firm, where he was the global engagement manager. Mr. Misselbrook earned his bachelor’s degree in accounting and tax, as well as a master’s degree in accounting science, from the University of South Africa. He is a Certified Public Accountant (licensed in the state of California), a Chartered Accountant (licensed in South Africa) and a member of the American Institute of Certified Public Accountants. He is an active participant in the REIT industry and participates in the Investment Program Association’s Non-Traded REIT Financial Standards Sub-Committee.

Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer.

Compensation of Executive Officers

We have no employees. Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of CCPT V Advisors, our advisor, and/or its affiliates, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and dealer manager agreement. We also reimburse CCPT V Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and dealer manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of April 10, 2015 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 7,439,106 shares of common stock outstanding as of April 10, 2015. None of the shares in the following table has been pledged as security.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage
Michael T. Ezzell	—	—%
Marcus E. Bromley	—	—
Robert A. Gary, IV	—	—
Simon J. Misselbrook	—	—
All executive officers and directors as a group (4 persons)	—	—%

(1)	The address of each beneficial owner listed is c/o Cole Credit Property Trust V, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 10, 2015. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

INDEPENDENT AUDITORS AND AUDIT COMMITTEE

Independent Auditors

During the year ended December 31, 2014, Deloitte & Touche served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since we commenced principal operations in March 2014. Deloitte & Touche representatives will be present at the 2015 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee has engaged Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2015. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte & Touche for the year ended December 31, 2014, are set forth in the table below.

Year Ended December 31, 2014
Audit fees	$206,050
Audit-related fees	—
Tax fees	—
All other fees	—

Total	$206,050

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•	Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

•	Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

•	Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2014 and 2013 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2014 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2014 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

March 25, 2015	The Audit Committee of the Board of Directors: Marcus E. Bromley (Chairman)

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2014. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.

Advisory Agreement

We are party to an Advisory Agreement with CCPT V Advisors whereby CCPT V Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to CCPT V Advisors a monthly fee based on our monthly average invested assets (an annualized fee rate of 0.75% of our monthly average invested assets if our monthly average invested assets are between $0 and $2 billion; an annualized fee rate of 0.70% of our monthly average invested assets if our monthly average invested assets are over $2 billion to $4 billion; and an annualized fee rate of 0.65% of our monthly average invested assets if our monthly average invested assets are over $4 billion). Advisory fees for the year ended December 31, 2014 totaled $629,000. We also reimburse CCPT V Advisors for expenses incurred in connection with the provision of services pursuant to the Advisory Agreement. Such expense reimbursements for the year ended December 31, 2014 totaled $122,000.

We also pay to CCPT V Advisors up to 2.0% of (i) the contract purchase price of each property or asset that we acquire, (ii) the amount paid in respect of the development, construction or improvement of each asset we acquire, (iii) the purchase price of any loan we acquire, and (iv) the principal amount of any loan we originate. Such payments for the year ended December 31, 2014 totaled $7.7 million. In addition, we reimburse CCPT V Advisors for acquisition expenses incurred in the process of acquiring each property or in the origination or acquisition of a loan. Such expense reimbursements for the year ended December 31, 2014 totaled $1.9 million. Furthermore, we reimburse the expenses incurred by CCPT V Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse CCPT V Advisors for any amount by which the operating expenses (which exclude, among other things, the expenses of raising capital, interest payments, taxes, non-cash items such as depreciation, amortization and bad debt reserves, and acquisition fees and acquisition expenses) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such expense reimbursements for the year ended December 31, 2014 totaled $344,000. Additionally, for substantial assistance in connection with the sale of properties, we pay CCPT V Advisors or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 1.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the customary competitive real estate commission or an amount equal to 6.0% of the contract sales price. No such payments were made during the year ended December 31, 2014.

Additionally, we are required to pay to CCPT V Advisors performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and a 6.0% annual cumulative, non-compounded return or, in the case of the listing of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate a 6.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and a 6.0% annual cumulative, non-compounded return, then we will pay to CCPT V Advisors 15.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to CCPT V Advisors a fee equal to 15.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of distributions necessary to generate a 6.0% annual cumulative, non-compounded return to investors.

CCPT V Advisors incurs expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse CCPT V Advisors up to 2.0% of our aggregate gross offering proceeds with respect to those expenses. During the year ended December 31, 2014, we paid to CCPT V Advisors a total of $3.5 million to reimburse these expenses.

Our Advisory Agreement has a term expiring November 30, 2015, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to CCPT V Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to CCPT V Advisors a performance fee similar to the performance fee described above if CCPT V Advisors would have been entitled to a subordinated performance fee had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Michael T. Ezzell, our chief executive officer, president and chairman of our board of directors, is the chief executive officer and president of CCPT V Advisors. Simon J. Misselbrook, our chief financial officer and treasurer, is the chief financial officer and treasurer of CCPT V Advisors.

On February 7, 2014, ARCP acquired our sponsor pursuant to a transaction whereby Cole Real Estate Investments, Inc. merged with and into Clark Acquisition, LLC, a wholly owned subsidiary of ARCP (“Merger Sub”), with Merger Sub surviving as a wholly owned subsidiary of ARCP (the “ARCP Merger”). ARCP is a self-managed publicly traded Maryland corporation listed on The NASDAQ Global Select Market, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Mr. Schorsch, our former chief executive officer, president and chairman of our board of directors, was the chairman and chief executive officer of ARCP at the time of the ARCP Merger.

As a result of the ARCP Merger, ARCP indirectly owns and/or controls CCPT V Advisors, Cole Capital Corporation, CREI Advisors, LLC, and our sponsor.

Dealer Manager Agreement

We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our initial public offering. We pay to Cole Capital Corporation 7.0% of the gross offering proceeds from the offering of our securities, except that no selling commissions are paid on shares sold under our distribution reinvestment plan. Cole Capital Corporation reallows all of the selling commission to participating broker-dealers. The commission is subject to certain discounts based on the volume of securities sold to individual investors. Cole Capital Corporation also waives the selling commission with respect to shares sold by an investment advisory representative. In addition, Cole Capital Corporation receives up to 2.0% of gross proceeds from the offering, before reallowance to participating broker-dealers, as a dealer manager fee. Cole Capital Corporation, in its sole discretion, reallows all or a portion of its dealer manager fee to such participating broker-dealers as a marketing and due diligence expense reimbursement, based on such factors as the participating broker-dealer’s level of marketing support, level of due diligence review and likelihood of success of its sales efforts, each as compared to those of other participating broker-dealers. We do not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. For the year ended December 31, 2014, we paid to Cole Capital Corporation commissions and dealer manager fees totaling $14.9 million, of which $13.3 million was reallowed to participating broker-dealers.

Michael T. Ezzell, our chief executive officer, president and chairman of our board of directors, also is the president and treasurer and sole director of Cole Capital Corporation. Christopher H. Cole and Nicholas S. Schorsch, our former executive officers and directors, were each the sole director of Cole Capital Corporation before their resignations from that position.

Series C Loan

On March 18, 2014, our operating partnership entered into a $10.0 million subordinated revolving line of credit with Series C, LLC, an affiliate of our advisor. On September 24, 2014, our operating partnership entered into a modification agreement in order to increase the maximum principal amount of the subordinated revolving line of credit to $60.0 million. On November 11, 2014, our operating partnership entered into a second modification agreement to the Series C Loan, in order to extend the maturity date to March 17, 2016 (the Series C Loan). The Series C Loan bears interest at a rate per annum equal to the one-month LIBOR plus 2.20% with accrued interest payable monthly in arrears and principal due upon maturity on March 17, 2016. In the event the Series C Loan is not paid off on the maturity date, the loan includes default provisions. Upon the occurrence of an event of default, interest on the Series C Loan will accrue at an annual default interest rate equal to 4.0% above the stated interest rate. The Series C Loan has been approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable and no less favorable to us than a comparable loan between unaffiliated parties under the same circumstances. Since entering into the Series C Loan, the largest outstanding principal balance was $20 million. As of March 19, 2015, the amount outstanding under the Series C Loan was $20 million, and we repaid $15.5 million in principal and paid $209,133.05 in interest under the Series C Loan.

Our independent directors approved the Series C Loan because they believed such borrowing levels were justified for the following reasons:

•	the borrowings enabled us to purchase an initial property and earn rental income more quickly;

•	the property acquisition was likely to increase the net offering proceeds from our initial public offering by allowing us to show potential investors actual acquisitions, thereby improving our ability to meet our objective of acquiring a diversified portfolio of properties to generate current income for investors and preserve investor capital; and

•	based on expected equity sales at the time, the high leverage was likely to exceed our charter’s borrowing guidelines only for a limited period of time.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to transactions we may enter into with our advisor and its affiliates and the allocation of investment opportunities among ARCP and Cole Capital-sponsored programs. Conflict resolution provisions in our charter and in policies regarding the allocation of investment opportunities adopted by the Cole Capital-sponsored programs include, among others, the following:

•	We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates, unless a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its current appraised value as determined by an independent appraiser. Although we have not established a policy that specifically addresses how we will determine the sale price of a property that we sell to an affiliated entity, we have a policy that governs all transactions with our sponsor, our advisor, any of our directors or any of their affiliates (as described below), pursuant to which we will not sell or lease a property to an affiliated entity unless a majority of the directors, including a majority of the independent directors, not otherwise interested in the sale or lease transaction, determines that such sale or lease transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

•	We will not make any loans to our sponsor, our advisor, any of our directors or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, our advisor, our directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of our directors, including a majority of our independent directors, who are not otherwise interested in the transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our directors, including a majority of the independent directors, who are not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	Our advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our advisor must reimburse us for the amount, if any, by which our total operating expenses, including the advisory fee, paid during the immediately prior four consecutive fiscal quarters exceeded the greater of: (i) 2% of our average invested assets for such period, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets, for such period.

•	In the event that an investment opportunity becomes available that may be suitable for both us and ARCP or one or more other real estate programs sponsored by Cole Capital, and for which more than one of such entities has sufficient uninvested funds, then our advisor and the advisors of the other programs, with oversight by their respective boards of directors, will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the policy of each entity relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the advisors, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was allocated an investment opportunity of a similar size and type (e.g., office, industrial or single-tenant or multi-tenant retail) will first be offered such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the advisors, to be more appropriate for an entity other than the entity that committed to make the investment, the advisors may determine that ARCP or another program sponsored by Cole Capital will make the investment. Our board of directors, including the independent directors, oversees the allocation process to ensure that the method used for the allocation of the acquisition of properties by ARCP or two or more programs sponsored by Cole Capital seeking to acquire similar types of properties is applied fairly to us.

ARCP has adopted an asset allocation policy to allocate property acquisitions among ARCP and the various programs sponsored by Cole Capital. For programs sponsored by Cole Capital that commence operations on or after March 5, 2013, ARCP retains a right of first refusal for all opportunities to acquire real estate and real estate-related assets or portfolios with a purchase price greater than $100 million. This right of first refusal applies to us and CCIT II, but does not apply to CCPT IV or Cole Income NAV Strategy. All transactions with a purchase price at or below $100 million will be allocated among us, ARCP and the other programs sponsored by Cole Capital by an allocation committee in a manner consistent with the general investment allocation policy adopted by ARCP, the terms of which are consistent with the policy described above.

•	We will not enter into any other transaction with our sponsor, our advisor, any of our directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our directors or any of their affiliates, unless a majority of our directors, including a majority of the independent directors, who are not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2016 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2016 Annual Meeting of Stockholders, must be received by our secretary, Joshua E. Levit, at our offices no later than December 22, 2015, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2016 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2016 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Joshua E. Levit, at our offices no earlier than November 22, 2015 and no later than December 22, 2015. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2015 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2014 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

Joshua E. Levit Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

Article IV of the Company’s charter defines an independent director as follows:

Independent Director. The term “Independent Director” shall mean a Director who is not, and within the last two years has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the prospective Independent Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the prospective Independent Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect relationship with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

A-1

P.O. Box 55909 Boston, MA 02205-5909

Your Proxy Vote is Important!

Vote by Telephone Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.

Vote by Mail
Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/colecapital or scan the QR code to the left. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot.

If Voting by Mail	PROXY TABULATOR
Remember to sign and date ballot below.	P.O. BOX 55909
Please ensure the address to the right shows through the }	BOSTON, MA 02205-9100
window of the enclosed postage paid return envelope.

COLE CREDIT PROPERTY TRUST V, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints Simon J. Misselbrook and Joshua E. Levit, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust V, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of COLE CREDIT PROPERTY TRUST V, INC. to be held on June 3, 2015 at 10:30 a.m. local time at our offices located at 2325 E. Camelback Road, Suite 1100, Phoenix, Arizona 85016, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, the proxy statement and the annual report.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” of the nominees for director listed in Proposal 1. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting to provide more time to solicit proxies for any or all of the proposals referenced herein.

Important Notice Regarding the Availability of Proxy Materials for the Cole Credit Property Trust V, Inc. Annual Meeting of Stockholders to Be Held on June 3, 2015. The Annual Report and Proxy Statement for this meeting are available at: http://www.2voteproxy.com/colecapital.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.	}

Signature(s)

Date:

THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

The Board of Directors recommends that you vote FOR ALL nominees for director in Proposal 1:

Proposal 1. Election of Directors			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

(1) Michael T. Ezzell	(2) Marcus E. Bromley	(3) Robert A. Gary, IV	☐	☐	☐

* To Withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below.